Exhibit 99.1

ZIOPHARM ONCOLOGY
35th Annual J.P. Morgan
Healthcare Conference
January 11, 2017

Forward-looking Statements
This presentation contains certain forward-looking information about ZIOPHARM Oncology, Inc. that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts, and in some cases can be identified by terms such as “may,” “will,” “could,” “expects,” “plans,” “anticipates,” and “believes.” These statements include, but are not limited to, statements regarding the progress, timing and results of preclinical and clinical trials involving the Company’s drug candidates, and the progress of the Company’s research and development programs. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements. These risks and uncertainties include, but are not limited to: whether chimeric antigen receptor T cell (CAR T) approaches, Ad-RTS-IL-12, TCR and NK cell-based therapies, or any of our other therapeutic candidates will advance further in the pre-clinical or clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies and for which indications; whether chimeric antigen receptor T cell (CAR T) approaches, Ad-RTS-IL-12, TCR and NK cell-based therapies, and our other therapeutic products will be successfully marketed if approved; the strength and enforceability of our intellectual property rights; competition from other pharmaceutical and biotechnology companies; and the other risk factors contained in our periodic and interim SEC reports filed from time to time with the Securities and Exchange Commission, including but not limited to, our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.
ZIOPHARM Oncology

Cost and Control
The next generation of DNA-based immunotherapies will need to master cost and control
Bloomberg Markets Tech Pursuits Politics Opinion Businessweek
Deaths in Cancer Trials Remain Mystery for Promising Therapy
Opinion: Balancing Risks and Rewards
of CAR T-Cell Therapy
New approaches to treating cancer have shown great promise, but they also come with serious risks that give us cause for concern.
By David Harris | December 15, 2016
Analys Questions High Cost of T Cell Therapies as Potential Frontline Treatment for Blood Cancers
Experimental cancer therapy holds great promise - but at great cost
FiercePharma
What do the CAR-T Patient Deaths Mean for the Future of the Field?
others face higher manufacturing costs with CAR-T cell treatments
ZIOPHARM Oncology

ZIOPHARM Has Clinically-Validated Genetic Engineering Tools to Increase Control, Reduce Complexity, and Manage Costs
The RheoSwitch Therapeutic System® gene switch enables precise control over gene expression in vivo
OFF
ON
Non-viral Sleeping Beauty system has the potential to eliminate many GMP steps in cell manufacturing ex vivo, thereby reducing complexity of manufacturing
DNA Production
T Cells
Gene Transfer
Modified T Cells
Virus
ZIOPHARM Oncology

5

Addressing Unmet Medical Needs

Target		Indication	Preclinical	Phase 1	Phase 2	Pivotal
Ad-RTS-hIL-12	Multicenter	GBM				ATI001-102
		Breast Cancer			ATI001-203	
		Pediatric Brain Tumor				
		GBM & Checkpoint (PD-1)				
		Combination with OTS NK cells				
CAR	CD19 2nd Gen. shortened manufacture	Leukemia/Lymphoma		MDACC		
	CD19 3rd Gen. CAR with mbIL15 (POC)	Leukemia/Lymphoma		MDACC		
	CD33	AML		MDACC		
	Merck Target 1	Undisclosed				
	Merck Target 2	Undisclosed				
	POC	Hematologic				
NK Cells	Off the shelf (OTS) primary NK cells	AML		MDACC		
	Genetically-engineered	TBD				
TCR	*Sleeping Beauty* neoantigen	TBD		NCI		
	Sleeping Beauty neoantigen and cytokine	TBD				
Other	Regulatory T Cells	GvHD				
	Modified Bacteria (microbiome)	GvHD				

2017 1H 2017 2H 2017

ZIOPHARM Oncology

Control
Ad-RTS-hIL-12 + Veledimex
ZIOPHARM Oncology

Control Using the RheoSwitch Therapeutic System® (RTS®)
Intratumoral injection of Ad-RTS-hIL-12
Veledimex taken by mouth
OFF On
IL-12 production calls in cellular immune response
Cellular immune response shows durability beyond initial IL-12 signaling
ZIOPHARM Oncology

8

A Study of Ad-RTS-hIL-12 + Veledimex in Subjects With Recurrent or Progressive Glioblastoma

Subjects scheduled for resection

veledimex
3± 2 hr before resection

Craniotomy Tumor Resection

Ad-RTS-hIL-12
free-hand Injection

veledimex

Day 0

Days 1 through 14 (QD)

Cohort 1:
20mg V + Ad $2x10^{11}$ vp

Cohort 2:
40mg V + Ad $2x10^{11}$ vp

Cohort 3:
30mg V + Ad $2x10^{11}$ vp

DANA-FARBER/BRIGHAM AND WOMEN'S CANCER CENTER

CEDARS-SINAI

UCSF

THE UNIVERSITY OF CHICAGO PRITZKER SCHOOL OF MEDICINE

Northwestern Memorial Hospital



Ability to control IL-12 gene expression in multicenter study

Clinicaltrials.gov:NCT02026271

ZIOPHARM Oncology

RTS® Switch Responds to the Presence/Absence and Dose of Veledimex in Recurrent or Progressive Glioblastoma Patients
OFF 20 On
20 mg 30 mg 40 mg
Veledimex
Increase
dose of oral ligand
Tumor Level
Veledime (ng/g)
40 30 20 10 0
At Craniotomy
Peak Plasma
Veledime (ng/mL)
150 100 50 0
Cmax
Controls
transcription
Crosses the blood-
brain-barrier (BBB)
Proportional output and effects*
IL-12(pg/mL)
IL-12
150 100 50 0
Baseline
Maximum
Post-treatment
IFNy
IFNy (pg/ML)
200 150 100 50 0
Baseline
Maximum
Post-treatment
OFF
ON
OFF
Serum
*As of October 14, 2016
ZIOPHARM Oncology

Ad-RTS-hIL-12 + Veledimex in Subjects With Breast Cancer: Positive Biomarker Data*
CD8+ T cells
Baseline: Cold Tumor
6 Weeks: Inflamed Tumor
Tumor IFNy (pg/g)
600
400
200
0
*
Day 1
Week 6
n=8
n=9
*European Society for Medical Oncology 2016
ZIOPHARM Oncology

Interim Study Results
Based on tolerability and survival benefit (median OS=12.7 months, n=15), 20 mg was selected for an expansion cohort and we are following patients’ overall survival data*
Ad-RTS-hIL-12 + veledimex is well tolerated and suggests a survival benefit over historical controls at 6, 9, and 12 months (median OS=9.6 months, n=25)
Toxicities were tolerable, predictable and reversible upon discontinuing veledimex
There is a strong correlation between veledimex dose, BBB penetration, and IL-12 production
These data demonstrate that the RTS® gene switch works in humans toggling not only as a switch to turn on and off the production of IL-12, but also as a rheostat to control the level of IL-12
* As of January 6, 2017
ZIOPHARM Oncology

Interim Median Overall Survival (mOS) Relative to Historical Controls
Studies in recurrent GBM
12.7 Months*
Ad-RTS-hIL-12 + 20V n=15
Optune Randomized Phase III study, EF-11iv Physician’s choice n=117
NovoTTF 100A n=120
Polymer placebo n=112
Randomized Multi-institutional PhII Study
Carmustine wafer n=110
Multi-institutional PhII Study Temozolomide n=68
Randomized PhII Study (BELOB) Lomustine n=46
Bevacizumab n=50
0 2 4 6 8 10 12 14
Median OS (months)
* As of January 6, 2017
ZIOPHARM Oncology

Registration Pathway for Recurrent Glioblastoma
FDA Registration
Pathway
End-of-Phase 2 face-to-face meeting with FDA in early Q1 2017
Determine design of pivotal trial to be initiated in 2017
Glioblastoma
74,000 new cases annually worldwide
12,120 in the U.S. in 2016
Recurrence rates are ~90%
Less than 10% of patients are alive at 5 years
Source: World Health Organization, American Cancer Society, Central Brain Tumor Registry of the United States
ZIOPHARM Oncology

Clinical Studies with Ad-RTS-hIL-12 + Veledimex in 2017
Based on strong preclinical data previously presented at ASGCT and SNO in 2016, advance to the clinic:
Combination with checkpoint inhibitor
- Open stereotactic arm of the Phase 1 GBM study and then combine with checkpoint inhibitor in adult recurrent glioblastoma – 1H 2017
Pediatric trial for brain tumors
- Open initially for supratentorial disease and then diffuse intrinsic pontine gliomas (DIPG) – 1H 2017
Strategic focus on brain cancer trials; Pause breast cancer study in 2017
ZIOPHARM Oncology

Cost and Control
Competitive Edge in Cell Therapy
ZIOPHARM Oncology

Control of T Cells Through Advanced Genetic Engineering
CAR is conditionally expressed under RTS® switch
veledimex
Membrane-bound IL-15 is conditionally expressed under RTS® switch veledimex
HER1t kill switch is activated by
cetuximab in CD33 program
cetuximab
ZIOPHARM Oncology

Control of T Cells with RTS® and Kill Switches
CAR and cytokine (mbIL15) are conditionally expressed under RTS® switch
CAR and membrane-bound IL-15 (mbIL15) expression can be turned ON, OFF and back ON by addition or removal of
Flow Cytometry veledimex mRNA
CAR Expression (MFI)
mbIL-15 Expression
9,500 250,000
8,500 200,000
7,500 150,000
6,500 100,000
5,500 50,000
4,500 0
ON OFF ON ON OFF ON
OFF
On
Fold Change in mbIL-15 mRNA over CAR only control
HER1t kill switch is activated by cetuximab in CD33 program
% T-cell death
H
100
90
80
70
60
50
40
30
20
10
0
cetuximab rituximab
OFF
On
ZIOPHARM Oncology

Minimizing Gene Transfer & Culture Time to Achieve Point-of-Care (POC) for Rapid Production of T cells
1 Apheresis
4 Infusion
2 Gene Transfer
via the Sleeping Beauty system
(non-viral gene transfer)
3 Cell Culture
weeks <2 days
DNA Production
X
Propagation
T Cells
Gene Transfer
Modified T Cells
X
Virus Production
ZIOPHARM Oncology

Cost and Control
CD19 CAR+ T: Improving Autologous Cell Therapies
ZIOPHARM Oncology

CD19 Autologous CAR+ T Program
Harnessing the Potential of the Sleeping Beauty Platform
1st generation complete
First-in-human trial utilizing
Sleeping Beauty gene transfer
- Survival rates doubled in comparison with historical controls for patients with NHL and ALL after HSCT*
*J Clin Invest. 2016 Sep 1;126(9):3363-76.
2nd generation ongoing
Shortening manufacturing process time from 28 days to 14 days
Apheresis
Infusion
Cell Structure
weeks <2 days 1 2 3 4
Gene Transfer
Via the Sleeping Beauty system
(non-viral gene transfer)
3rd generation planned
Elimination of ex vivo T-cell propagation envisioned under POC using switch-controlled mbIL15
- Mouse studies show improved leukemia-free survival after infusion of T cells**
Tumor flux (p/s/cm2/sr)
1011
1010
109
108
107
106
105
mbIL15-CAR T cells
CARneg T cells
Tumor only
5 9 16 19 21 23 26 28 30 33 35 37 40 42
Days post-tumor injection
** Proc Natl Acad Sci U S A. 2016 Nov 29;113(48):E7788-E7797
& ASH 2016, Publication Number 2807
ZIOPHARM Oncology

2nd generation Sleeping Beauty Platform E.g., 3-stim, 23-day manufacturing
PET-CT Day -8:
Extramedullary ALL
Left
Sternum paratracheal
and hilar
nodes
PET-CT Day 48:
Extramedullary ALL resolved
Activity in Activity in left
sternum paratracheal
resolved and hilar nodes
resolved
P877(2013-1018)
Transgene copies BY ddPCR (no./ug of gDNA)
ddPCR
500 0.012
qPCR
400
0.008
300
200
0.004
100
0 0.000
0 20 40 60 80 100
Days after CAR+ T-cell infusion
Concentration
Cells/mL of blood
106
105
104
103
102
101
100
10-3
10-4
-10
0
10
20
30
40
50
60
70
80
90
100
Days after CAR+ T-cell infusion
CD3+CAR+
Ongoing CR (currently 90 days) in patient with multiple-relapsed ALL after lymphodepleting chemotherapy
ZIOPHARM Oncology

Technologies Extend to Other Immunologic Therapies
INTREXON
ZIOPHARM Oncology

Targeted Approaches to Treatment of Unmet Need in Acute Myelogenous Leukemia (AML)
OFF
On
Control: CD33 CAR+ T program for AML
Employs lentivirus and kill switch technology
Relapsed or Refractory, Adult and Pediatric AML
Trial to open 1H 2017 following FDA review
NK Cells Propagation off-the-shelf
NK Cells
Cost: Off-the-shelf (OTS) primary NK cells for AML
Ideal OTS therapy because NK cells do not have TCR
Medically-fragile elderly patients with AML
Trial to be opened 1H 2017 following FDA review
Clinical trials planned under our R&D Agreement with MDACC
ZIOPHARM Oncology

Targeting Solid Tumors:
ZIOPHARM and Intrexon CRADA With NCI
Cooperative Research and Development Agreement with the National Cancer Institute Utilizing Sleeping Beauty System to Generate T cells Targeting Neoantigens
Apheresis
Prioritization of Neoantigens and TCRs
Biopsy
Gene Transfer via the Sleeping Beauty system (non-viral gene transfer)
Infusion
Cell Culture
weeks <2 days
Mol Ther. 2016 Jun;24(6):1078-89.
ZIOPHARM Oncology

Undertaking the Pipeline Through Partnerships and Collaborations
Research Translation Collaboration
INTREXON UCSF THE UNIVERSITY OF TEXAS THE UNIVERSITY OF CALIFORNIA UCLA EMO SERONO
UNIVERSITY OF TEXAS
MD Anderson
Cancer Center Memorial Sloan Kettering CancerCenter Northwestern Memorial Hospital UNIVERSITY OF TEXAS MD Anderson Cancer Center THE UNIVERSITY OF CHICAGO PRITZKER SCHOOL OF MEDICINE NATIONAL CANCER INSTITUTE
INTREXON
ZIOPHARM Oncology

Corporate and Financial Highlights
Amended Exclusive Channel Collaborations with Intrexon
All unpartnered programs divided 80:20 in favor of ZIOPHARM
Provides greater reward for investing in development
Increases attractiveness to potential strategic partners
Sublicensed programs continue to be divided 50:50*
Consideration for new terms is dilutive only under certain developments
Well Capitalized
Approximately $94.7M in cash as of 3Q16
Cash runway into 1Q18
Shares outstanding as of November 3, 2016: 131.7M
Highly Efficient Operations with a Headcount of 35
Partnerships support preclinical, clinical and commercial development
*Includes exclusive agreement with Intrexon for the development and commercialization of CAR-T products with Merck KGaA, Darmstadt, Germany
ZIOPHARM Oncology

27

Addressing Unmet Medical Needs

Target		Indication	Preclinical	Phase 1	Phase 2	Pivotal
Ad-RTS-hIL-12	Multicenter	GBM				ATI001-102
		Breast Cancer			ATI001-203	
		Pediatric Brain Tumor				
		GBM & Checkpoint (PD-1)				
		Combination with OTS NK cells				
CAR	CD19 2nd Gen. shortened manufacture	Leukemia/Lymphoma		MDACC		
	CD19 3rd Gen. CAR with mbIL15 (POC)	Leukemia/Lymphoma		MDACC		
	CD33	AML		MDACC		
	Merck Target 1	Undisclosed				
	Merck Target 2	Undisclosed				
	POC	Hematologic				
NK Cells	Off the shelf (OTS) primary NK cells	AML		MDACC		
	Genetically-engineered	TBD				
TCR	*Sleeping Beauty* neoantigen	TBD		NCI		
	Sleeping Beauty neoantigen and cytokine	TBD				
Other	Regulatory T Cells	GvHD				
	Modified Bacteria (microbiome)	GvHD				

2017   1H 2017   2H 2017

ZIOPHARM Oncology

ZIOPHARM ONCOLOGY
35th Annual J.P. Morgan
Healthcare Conference
January 11, 2017